Evergreen Technology Fund: Annual Report as of October 31, 2002

table of contents
1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER INTERVIEW
8	FINANCIAL HIGHLIGHTS
12	SCHEDULE OF INVESTMENTS
14	STATEMENT OF ASSETS AND LIABILITIES
15	STATEMENT OF OPERATIONS
16	STATEMENTS OF CHANGES IN NET ASSETS
17	NOTES TO FINANCIAL STATEMENTS
21	INDEPENDENT AUDITORS’ REPORT
24	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2002.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

December 2002

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer

Dear Evergreen Shareholder:

We are pleased to provide the annual report for the Evergreen Technology Fund, which covers the 12-month period ended October 31, 2002.

Market analysis

Over the course of the past 12 months, investors have confronted one of the most challenging periods in the history of the financial markets. A moderate emergence from recession for the United States economy was quelled in the equity markets due to rising corporate mistrust and fears of further terrorist acts and possible war with Iraq. The U.S. Treasury market managed healthy gains despite a return to federal budget deficits, yet other areas within the fixed income markets struggled. Global investors also faced challenges, as persistent weakness in Japan was met with growing fears of recession in several of Europe’s dominant economies. Even many diversified strategies failed to produce positive gains, yet their relative performance should provide a solid base for investors as global economies and markets regain momentum in the coming months.

The first challenge for equity investors over the 12-month period was the aftermath of September 11. After a significant sell-off, the equity markets soared in the fourth quarter of 2001. These gains were quickly erased, however, as solid economic growth in the first quarter failed to generate improved profits for U.S. corporations. This disappointment in earnings was corroborated by the escalation of the accounting scandals. The weaker than expected gross domestic product (GDP) growth in the second and third quarters did little to build confidence about corporate profitability. It does appear, though, that the bottoming process that began in July continues today. No single event will likely signal the low, but recent volume and price increases suggest more encouraging patterns going forward.

The struggles of the U.S. equity market within the past 12 months can be highlighted in specific sectors as well. Promising profit growth for technology at the beginning of the

LETTER TO SHAREHOLDERS continued

year, based largely on easy comparisons, proved ineffective as analyst estimates were revised downward throughout the course of the year. Traditional safety plays such as healthcare also struggled, as political controversies and a decline in new products reduced investor optimism. Utilities, another traditional beacon of comfort during tough times, also performed poorly as questionable pricing, accounting and energy trading practices combined to cause intense selling within the group.

As mentioned earlier, those investors employing more diversified strategies participated in relative outperformance, yet being “down less” offers little solace. We strongly believe, however, that diversification strategies over the long term should continue to benefit the patient investor. Asset allocation and diversification among asset classes and investment categories have provided investors with solid relative gains, and should dampen the wide swings of volatility that characterize more focused strategies.

International investors also experienced difficulties in the past year. Persistently weak domestic demand and the weaker U.S. dollar contributed to the already existing structural weakness in Japan. Other Asian economies, also heavily dependent on exports, enjoyed market gains at the beginning of the period, yet when profits from this optimism failed to materialize, many of the previous gains were lost. Weakness in the German and French economies set the stage for poor performance throughout Europe, and despite sporadic gains in the euro, bourses remained weak.

Looking ahead, we continue to project a moderate economic recovery in the U.S. with GDP growth in the range of 3% through 2003. Interest rates should remain near 40-year lows for at least the first half of next year, and low inflation and an improving job market should support overall growth. In this environment, we expect corporate profit growth to increase at a more historically average rate of approximately 7%, and potential fiscal changes could attract increased investment. The threat of war will likely prove a continued drag on the overall market, but any clarity on the uncertain geopolitical front could unleash some of the estimated $5 trillion currently sitting on the sidelines. As always, diversification

LETTER TO SHAREHOLDERS continued

should be a primary goal of all investors, and we believe opportunities for improvement exist as the global uncertainty wanes.

Diversification remains important

An environment like the past 12 months offers many reasons for building and maintaining a diversified portfolio rather than making investment decisions based on anticipated market movements. Exposure to various types of investments should remain a key component of a well-balanced portfolio. Establishing a Systematic Investment Plan* (SIP) can also be an effective tool to help you achieve your investment goals. As with all investment decisions, remember to consult your financial advisor to develop a strategy that will support your long-term objectives.

Please visit our newly enhanced Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the “About Evergreen Investments” menu tab. Thank you for your continuing support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

* A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

FUND AT A GLANCE

as of October 31, 2002

“. . . our outlook for the next six months remains cautious. We will continue to pursue our strategy that helped the fund outperform its peers in the most recent 12-month period. We will continue to invest in companies that we believe can deliver earnings growth now at a reasonable price/earnings ratio.”

MANAGEMENT TEAM

John L. Rutledge
Large Cap Core Growth Team Lead Manager

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 12/22/1999
	Class A	Class B	Class C	Class I
Class Inception Date	12/22/1999	12/22/1999	12/22/1999	12/22/1999

Average Annual Return*

1 year with sales charge	-30.84%	-30.96%	-28.94%	N/A

1 year w/o sales charge	-26.67%	-27.33%	-27.49%	-26.66%

Since Portfolio Inception	-25.22%	-25.04%	-24.30%	-23.49%

Maximum Sales Charge	5.75%	5.00%	2.00%	N/A
	Front End	CDSC	CDSC

*Adjusted for maximum applicable sales charge, unless noted.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. The fund incurs a 12b-1 fee of 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 Source: 2002 Morningstar, Inc.

Morningstar’s Style Box is based on a portfolio date as of 9/30/2002.

The equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

FUND AT A GLANCE continued

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen Technology Fund Class A shares,1 versus a similar investment in the Merrill Lynch 100 Technology Index (ML 100 Technology), the Standard and Poor’s 500 Index (S&P 500) and the Consumer Price Index (CPI).

The ML 100 Technology and S&P 500 are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Funds that concentrate their investments in a single industry may face increased risk of price fluctuation over more diversified funds due to adverse developments within that industry.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Smaller capitalization stock investing may offer the potential for greater long-term results; however, it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of October 31, 2002, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund’s Class A shares had a total return of -26.67% for the 12-month period ended October 31, 2002, excluding any applicable sales charges. During the same period, the median return of funds in the Lipper Science and Technology Funds Classification was -34.01%. Lipper Inc. is an independent monitor of mutual fund performance. For the same period the fund’s tracking index, the Merrill Lynch 100 Technology Index, returned -33.29% and the Standard & Poor’s 500 Index returned -15.11%.

PORTFOLIO CHARACTERISTICS
(as of 10/31/2002)

Total Net Assets	$9,975,550

Number of Holdings	28

P/E Ratio	23.5x

What was the environment for equity investing?

This was another difficult 12-month period for equity investors in terms of both volatility and total returns. Technology investors were especially hard hit during this period with technology stocks continuing on a downward trend that began in March 2000.

Despite this end result, the period started out with a typical seasonal fall rally in the last months of 2001. There was little if any fundamental justification for the rally and it faded quickly in early 2002. A steady stream of earnings disappointments and a weakening of corporate spending on technology caused market conditions to continue to deteriorate. Volatility persisted for the remainder of the period and the market experienced a series of stops and starts, with the sell-offs exceeding advances.

TOP 5 INDUSTRIES
(as a percentage of 10/31/2002 net assets)

Commercial Services & Supplies	23.5%

Computers & Peripherals	23.2%

IT Consulting & Services	18.6%

Communications Equipment	13.8%

Software	6.3%

What factors contributed positively to performance?

Given this environment, we maintained a defensive posture over the 12-month period. We stuck to our discipline that mandates we buy only companies with growth prospects, real near-term earnings, and reasonable price/earnings ratios. Adhering to this conservative investment approach helped the fund outperform its peers.

We maintained an overweighted position in the computer services sector. We continued to favor these companies because they typically are involved in day-to-day business processing functions, such as credit card transactions or healthcare claims processing. These functions tend to result in recurring revenues and relatively predictable earnings. A specific example is First Data Corp. First Data achieves a recurring stream of revenue from providing high-volume credit card processing services. This stock was up 3.6% over the period. Another example is Affiliated Computer Services, Inc., a fast-growing company that provides business process outsourcing to the government and private companies. This stock was up 4.6% over the period.

PORTFOLIO MANAGER INTERVIEW continued

In the computer hardware sector, we maintained a weighting approximately equal to that of the fund’s benchmark index. In particular, we maintained an overweighted position in Lexmark International, Inc., a leading provider of laser and ink-jet printers and replacement cartridges. Lexmark also echoes the recurring revenue theme as the majority of its revenue comes from the recurring sale of printer cartridges. This was the fund’s best performing stock -- up 33% over the period.

In the defense sector, L-3 Communications, a supplier of secure communications and electronic equipment to the Department of Defense, was another strong performer. L-3 Communications benefited from the increase in defense spending following the events of September 11. The stock was up 8.2% over the period.

We maintained a significantly underweighted position in the semiconductor industry. The semiconductor industry is the most volatile sub-sector within the already volatile technology industry. Maintaining a conservative stance helped the fund as the average semiconductor company share price was down 49% over the period.

TOP 10 HOLDINGS
(as a percentage of 10/31/2002 net assets)

Lexmark International Group, Inc., Class A	8.9%

International Business Machines Corp.	8.7%

First Data Corp.	8.4%

Affiliated Computer Services, Inc., Class A	8.3%

Microsoft Corp.	4.8%

L-3 Communications Holdings, Inc.	4.7%

Pitney Bowes, Inc.	4.4%

Nokia Corp., ADR	4.3%

Equifax, Inc.	4.3%

Certegy, Inc.	4.2%

What is your outlook?

We do not expect much change in the environment over the next six months. In our assessment, the maturation of the technology industry will make growth going forward more difficult than in the past. Personal computers and cell phone handsets, two major high volume products of the past decades, are going to experience much lower future growth rates. This reality has dampened the growth opportunities for many technology companies.

Given these beliefs, our outlook for the next six months remains cautious. We will continue to pursue our strategy that helped the fund outperform its peers in the most recent 12-month period. We will continue to invest in companies that we believe can deliver earnings growth now at a reasonable price/earnings ratio.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,
	2002[1]	2001[1]	2000[1,2]
CLASS A
Net asset value, beginning of period	$6.30	$9.97	$10.00
Income from investment operations
Net investment loss	-0.13	-0.15	-0.10
Net realized and unrealized gains or losses on securities	-1.55	-3.52	0.07[3]
Total from investment operations	-1.68	-3.67	-0.03

Net asset value, end of period	$4.62	$6.30	$9.97
Total return[4]	-26.67%	-36.81%	-0.30%
Ratios and supplemental data
Net assets, end of period (thousands)	$5,267	$4,732	$4,645
Ratios to average net assets
Expenses[5]	2.69%	2.53%	1.72%[6]
Net investment loss	-2.34%	-1.96%	-1.19%[6]
Portfolio turnover rate	214%	368%	185%

1.  Net investment loss per share is based on average shares outstanding during the period.

2.  For the period from December 22, 1999 (commencement of class operations), to October 31, 2000.

3.  The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values for the portfolio.

4.  Excluding applicable sales charges

5.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

6.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,
	2002[1]	2001[1]	2000[1,2]
CLASS B
Net asset value, beginning of period	$6.22	$9.90	$10.00
Income from investment operations
Net investment loss	-0.18	-0.20	-0.19
Net realized and unrealized gains or losses on securities	-1.52	-3.48	0.09[3]
Total from investment operations	-1.70	-3.68	-0.10

Net asset value, end of period	$4.52	$6.22	$9.90
Total return[4]	-27.33%	-37.17%	-1.00%
Ratios and supplemental data
Net assets, end of period (thousands)	$2,887	$7,049	$7,664
Ratios to average net assets
Expenses[5]	3.36%	3.28%	2.49%[6]
Net investment loss	-3.00%	-2.72%	-1.96%[6]
Portfolio turnover rate	214%	368%	185%

1.  Net investment loss per share is based on average shares outstanding during the period.

2.  For the period from December 22, 1999 (commencement of class operations), to October 31, 2000.

3.  The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values for the portfolio.

4.  Excluding applicable sales charges

5.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

6.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

Technology Fund

	Year Ended October 31,
	2002[1]	2001[1]	2000[1,2]
CLASS C
Net asset value, beginning of period	$6.22	$9.91	$10.00
Income from investment operations
Net investment loss	-0.18	-0.20	-0.15
Net realized and unrealized gains or losses on securities	-1.53	-3.49	0.06[3]
Total from investment operations	-1.71	-3.69	-0.09

Net asset value, end of period	$4.51	$6.22	$9.91
Total return[4]	-27.49%	-37.24%	-0.90%
Ratios and supplemental data
Net assets, end of period (thousands)	$1,470	$1,902	$1,798
Ratios to average net assets
Expenses[5]	3.41%	3.28%	2.47%[6]
Net investment loss	-3.05%	-2.71%	-1.88%[6]
Portfolio turnover rate	214%	368%	185%

1.  Net investment loss per share is based on average shares outstanding during the period.

2.  For the period from December 22, 1999 (commencement of class operations), to October 31, 2000.

3.  The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values for the portfolio.

4.  Excluding applicable sales charges

5.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

6.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,
	2002[1]	2001[1]	2000[1,2]
CLASS I3
Net asset value, beginning of period	$6.34	$10.00	$10.00
Income from investment operations
Net investment loss	-0.12	-0.13	-0.10
Net realized and unrealized gains or losses on securities	-1.57	-3.53	0.10[4]
Total from investment operations	-1.69	-3.66	0

Net asset value, end of period	$4.65	$6.34	$10.00
Total return	-26.66%	-36.60%	0.00%
Ratios and supplemental data
Net assets, end of period (thousands)	$352	$371	$217
Ratios to average net assets
Expenses[5]	2.44%	2.30%	1.49%[6]
Net investment loss	-2.08%	-1.74%	-0.99%[6]
Portfolio turnover rate	214%	368%	185%

1.  Net investment loss per share is based on average shares outstanding during the period.

2.  For the period from December 22, 1999 (commencement of class operations), to October 31, 2000.

3.  Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

4.  The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values for the portfolio.

5.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

6.  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

October 31, 2002
	Shares	Value

COMMON STOCKS 95.7%
INDUSTRIALS 23.5%
Commercial Services & Supplies 23.5%
Certegy, Inc. *	20,000	$ 420,000
Equifax, Inc.	18,000	424,080
First Data Corp.	24,000	838,560
Fiserv, Inc. *	7,000	218,680
Pitney Bowes, Inc.	13,000	436,150
2,337,470
INFORMATION TECHNOLOGY 67.5%
Communications Equipment 13.8%
Cisco Systems, Inc. *	22,000	245,960
Extreme Networks, Inc. *	30,000	126,300
Harris Corp.	12,000	316,560
Nokia Corp., ADR	26,000	432,120
QUALCOMM, Inc. *	4,000	138,080
Scientific Atlanta, Inc.	10,000	122,100
1,381,120
Computers & Peripherals 23.2%
EMC Corp. *	25,000	127,750
Hewlett-Packard Co.	20,000	316,000
International Business Machines Corp.	11,000	868,340
Lexmark International Group, Inc., Class A *	15,000	891,300
Sun Microsystems, Inc. *	38,000	112,518
2,315,908
Electronic Equipment & Instruments 1.5%
Amphenol Corp., Class A *(p)	4,000	154,000
IT Consulting & Services 18.6%
Accenture, Ltd., Class A *	18,000	303,840
Affiliated Computer Services, Inc., Class A *(p)	18,000	828,900
Investment Technology Group *	7,000	223,300
SunGard Data Systems, Inc. *	16,000	354,720
Unisys Corp. *	16,000	139,680
1,850,440
Semiconductor Equipment & Products 4.1%
Integrated Device Technology, Inc. *	14,000	138,278
LSI Logic Corp. *	20,000	118,000
Xilinx, Inc. *	8,000	151,920
408,198
Software 6.3%
Microsoft Corp. *	9,000	481,230
Peoplesoft, Inc. *	8,000	144,800
626,030
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002
	Shares	Value

COMMON STOCKS continued
TELECOMMUNICATION SERVICES 4.7%
Diversified Telecommunication Services 4.7%
L-3 Communications Holdings, Inc. *(p)	10,000	$ 470,000
Total Common Stocks		9,543,166
SHORT-TERM INVESTMENTS 9.1%
MUTUAL FUND SHARES 9.1%
Evergreen Institutional U.S. Government Money Market Fund (o)	430,354	430,354
Navigator Prime Portfolio (pp)	482,047	482,047
Total Short-Term Investments		912,401
Total Investments (cost $10,676,473) 104.8%		10,455,567
Other Assets and Liabilities (4.8%)		(480,017)
Net Assets 100.0%		$ 9,975,550

*	Non-income producing security
(p)	All or a portion of this security is on loan.
(pp)	Represents investment of cash collateral received from securities on loan.
(o)	The advisor of the fund and the advisor of the money market fund are each a division of Wachovia Corporation.

Summary of Abbreviations
ADR	American Depository Receipt
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002

Assets
Identified cost of securities	$ 10,676,473
Net unrealized losses on securities	(220,906)

Market value of securities	10,455,567
Receivable for Fund shares sold	4,839
Interest receivable	483
Prepaid expenses and other assets	8,279

Total assets	10,469,168

Liabilities
Payable for Fund shares redeemed	6,081
Payable for securities on loan	482,047
Advisory fee payable	260
Distribution Plan expenses payable	156
Due to other related parties	27
Accrued expenses and other liabilities	5,047

Total liabilities	493,618

Net assets	$ 9,975,550

Net assets represented by
Paid-in capital	$ 21,826,823
Accumulated net realized losses on securities	(11,630,367)
Net unrealized losses on securities	(220,906)

Total net assets	$ 9,975,550

Net assets consists of
Class A	$ 5,267,023
Class B	2,887,430
Class C	1,469,517
Class I	351,580

Total net assets	$ 9,975,550

Shares outstanding
Class A	1,140,874
Class B	639,062
Class C	325,663
Class I	75,568

Net asset value per share
Class A	$ 4.62
Class A -- Offering price (based on sales charge of 5.75%)	$ 4.90
Class B	$ 4.52
Class C	$ 4.51
Class I	$ 4.65

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended October 31, 2002

Investment income
Dividends (net of foreign withholding taxes of $355)	$ 31,222
Interest	11,315
Securities lending	4,757

Total investment income	47,294

Expenses
Advisory fee	126,309
Distribution Plan expenses
Class A	14,946
Class B	51,004
Class C	18,894
Administrative services fees	13,296
Transfer agent fee	82,350
Trustees’ fees and expenses	208
Printing and postage expenses	4,904
Custodian fee	4,595
Registration and filing fees	70,149
Professional fees	15,500
Other	2,836

Total expenses	404,991
Less: Expense reductions	(142)

Net expenses	404,849

Net investment loss	(357,555)

Net realized and unrealized losses on securities
Net realized losses on securities	(2,781,149)
Net change in unrealized gains or losses on securities	(893,069)

Net realized and unrealized losses on securities	(3,674,218)

Net decrease in net assets resulting from operations	$ (4,031,773)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2002		2001

Operations
Net investment loss		$ (357,555)		$ (363,142)
Net realized losses on securities		(2,781,149)		(7,649,499)
Net change in unrealized gains or losses on securities		(893,069)		1,292,543

Net decrease in net assets resulting from operations		(4,031,773)		(6,720,098)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	328,024	1,959,895	525,998	3,963,208
Class B	216,254	1,328,943	500,381	3,945,405
Class C	167,233	955,647	313,202	2,420,250
Class I*	41,826	205,102	98,915	803,375

		4,449,587		11,132,238

Automatic conversion of Class B shares to Class A shares
Class A	486,372	3,354,162	8,124	60,414
Class B	(494,226)	(3,354,162)	(8,215)	(60,414)

		0		0

Payment for shares redeemed
Class A	(424,035)	(2,369,081)	(249,276)	(1,847,347)
Class B	(216,394)	(1,179,851)	(132,567)	(954,242)
Class C	(147,518)	(798,323)	(188,676)	(1,371,283)
Class I*	(24,799)	(149,434)	(62,102)	(508,405)

		(4,496,689)		(4,681,277)

Net increase (decrease) in net assets resulting from capital share transactions		(47,102)		6,450,961

Total decrease in net assets		(4,078,875)		(269,137)
Net assets
Beginning of period		14,054,425		14,323,562

End of period		$ 9,975,550		$ 14,054,425

Undistributed net investment income		$ 0		$ 0

* Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Technology Fund (the “Fund”) is a non-diversified series of Evergreen Equity Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Institutional (“Class I”) shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A and are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class I shares are sold without a front-end sales charge or contingent deferred sales charge.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price reported on the national securities exchange, where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

c. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is

NOTES TO FINANCIAL STATEMENTS continued

recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

d. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

e. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net operating losses.

f. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”) (formerly First Union Corporation), is the investment advisor to the Fund and is paid an annual fee of 0.95% of the Fund’s average daily net assets.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended October 31, 2002, the transfer agent fees were equivalent to an annual rate of 0.62% of the Fund’s average daily net assets.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended October 31, 2002, the Fund paid brokerage commissions of $13,110 to Wachovia Securities, Inc.

NOTES TO FINANCIAL STATEMENTS continued

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for Class B and Class C shares.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $26,891,764 and $26,778,999, respectively, for the year ended October 31, 2002.

The Fund loaned securities during the year ended October 31, 2002 to certain brokers. At October 31, 2002, the value of securities on loan and the value of collateral (including accrued interest) amounted to $474,899 and $482,047, respectively.

On October 31, 2002, the aggregate cost of securities for federal income tax purposes was $11,022,817. The gross unrealized appreciation and depreciation on securities based on tax cost was $426,144 and $993,394 respectively, with a net unrealized depreciation of $567,250.

As of October 31, 2002, the Fund had $11,284,023 in capital loss carryovers for federal income tax purposes with $820,548 expiring in 2008, $7,848,521 expiring in 2009 and $2,614,954 expiring in 2010.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the funds to borrow from, or lend money to, other participating funds.

During the year ended October 31, 2002, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of October 31, 2002, the components of distributable earnings on a tax basis consisted of unrealized depreciation and capital loss carryover in the amount of $567,250 and $11,284,023, respectively. The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

NOTES TO FINANCIAL STATEMENTS continued

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $142, which represents 0.00% of its average daily net assets.

9. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the year ended October 31, 2002, the Fund had no borrowings under this agreement.

11. CONCENTRATION OF RISK

The Fund may invest a substantial portion of their assets in an industry or sector and, therefore, may be more affected by changes in that industry or sector than would be a comparable mutual fund that is not heavily weighted in any industry or sector.

12. CHANGE IN ACCOUNTING PRINCIPLE

As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, which amends certain accounting practices and disclosures, including amortization of premiums and accretion of discounts. Accordingly, the Fund began amortizing premium and accreting discount on all fixed-income securities.

The Fund did not hold any fixed-income securities requiring amortization or accretion as of October 31, 2001, and as a result there is no cumulative effect of adopting the new accounting policy. There is also no impact to current year financial statements.

INDEPENDENT AUDITORS’ REPORT

Board of Trustees and Shareholders
Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Technology Fund, a portfolio of Evergreen Equity Trust, as of October 31, 2002, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen Technology Fund as of October 31, 2002, and the results of its operations, changes in its net assets, and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
December 6, 2002

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL -- South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Thomas L. McVerry Trustee DOB: 8/2/1938 Term of office since: 1993 Other directorships: None	Principal occupations: Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.
OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

1 Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 105 Evergreen funds.

2 Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

5 The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

Additional information about the fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With $213 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of October 31, 2002

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

The Dalbar Mutual Fund Service Award symbolizes the achievement of the highest tier of service to shareholders within the mutual fund industry. It is awarded only to firms that exceed industry norms in key service areas. Evergreen Investments was measured against 62 mutual fund service providers.

564348 12/2002

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034